Employee benefit plans - Weighted-Average Assumptions used to Determine Net Periodic Benefit Costs (Detail)	12 Months Ended
	Mar. 31, 2016	Mar. 31, 2015	Mar. 31, 2014
Employee benefit plans
Discount rate	0.90%	1.40%	1.40%
Rate of increase in compensation levels	2.50%	2.50%	2.50%
Expected long-term rate of return on plan assets	2.60%	2.60%	2.60%